SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                October 10, 2002

                           Lexmark International, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

Delaware                           1-14050                            06-1308215
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(State or other Jurisdiction     (Commission                       (IRS Employer
 of Incorporation)                  File No.)                Identification No.)


One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky    40550
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(Address of Principal Executive Offices)                              (Zip Code)





       Registrant's telephone number, including area code: (859) 232-2000
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included herein:

99       Press Release issued by Lexmark International, Inc., dated October 10,
         2002

ITEM 9.  REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99, and incorporated by reference herein, is a press release issued by Lexmark International, Inc. today.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LEXMARK INTERNATIONAL, INC.


                                    By:       /s/ Gary E. Morin
                                              -------------------
                                              Name:  Gary E. Morin
                                              Title: Executive Vice President
                                                     and Chief Financial Officer
Date: October 10, 2002


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                                  EXHIBIT INDEX


Exhibits:

99       Press Release issued by Lexmark International, Inc., dated October 10,
         2002




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